Oppenheimer
Trinity Value Fund


ANNUAL REPORT
JULY 31, 2002


Letter to Shareholders
Fund Manager Interview
Financial Statements
Trustees and Officers

                               [LOGO OMITTED]
                                  4-HAND LOGO
[GRAPHIC OMITTED]


[LOGO OMITTED]
Oppenheimer Funds (R)
The Right Way to Invest

REPORT HIGHLIGHTS

FUND OBJECTIVE
Oppenheimer Trinity Value Fund seeks long-term growth of capital.

    CONTENTS

 1  Letter to Shareholders

 3  An Interview with Your Fund's Managers

 7  Fund Performance

12  FINANCIAL STATEMENTS

32  INDEPENDENT AUDITORS' REPORT

33  Federal Income Tax Information

34  Trustees and Officers

40  Privacy Policy Notice




AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
Ended 7/31/02
          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -24.30%      -28.65%
Class B   -24.93       -28.53
Class C   -24.91       -25.63
Class N   -24.55       -25.27
Class Y   -24.02

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES PAGE 11 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS

Dear Shareholder,


As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000.
   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual

[PHOTO OMITTED]

JOHN V. MURPHY
President
Oppenheimer
Trinity Value Fund




1
OPPENHEIMER TRINITY VALUE FUND

LETTER TO SHAREHOLDERS

securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.


Sincerely,

/S/ JOHN V. MURPHY

John V. Murphy
August 21, 2002


THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.


2
OPPENHEIMER TRINITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


Q
HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD THAT ENDED JULY 31, 2002?
A. We are generally pleased with Oppenheimer Trinity Value Fund's relative performance during an unusually volatile and challenging period for most investment styles and sectors of the market. While we would have preferred to deliver positive absolute returns, our disciplined, bottom-up stock selection process enabled us to outperform the Fund's benchmark, the S&P 500/BARRA Value Index ("the Index").(1)

WHAT MADE THIS SUCH A CHALLENGING PERIOD?
The U.S. economy slipped into recession during the second half of 2001 driven by sharply reduced levels of corporate capital spending and weakening levels of consumer confidence. These conditions pushed prices of a wide array of stocks lower. Economic fundamentals showed signs of rebounding during the first seven months of 2002; however, three key factors forced prices of many stocks lower still. First, the economic recovery proceeded more slowly than many analysts had forecast, leading to disappointing earnings reports from a broad range of companies. Second, stock prices suffered due to an uneasy global political situation, particularly the war on terrorism and the conflict in the Middle East. Finally, accounting irregularities contributed to highly publicized bankruptcies and other financial difficulties at several prominent corporations, creating uncertainty about the accuracy of other companies' financial statements.
    While most sectors of the market were negatively affected by these conditions, value and growth stocks reacted differently to shifts in economic outlook and investor sentiment throughout the period. On average, value-oriented stocks performed

PORTFOLIO MANAGEMENT
TEAM
Daniel Burke
Blake Gall
Sue Mathias



1. The S&P 500/Barra Value Index had a one-year return for the period ending 7/31/02 of -25.66%.


3
OPPENHEIMER TRINITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

 better, sustaining significantly milder losses than growth-oriented stocks.

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?
 We remained true to the disciplined management approach that is the hallmark of our investment strategy. That approach focuses on the stocks of mid-sized to large, value-oriented companies, including many of the best-known companies in the US, across a variety of industry sectors. We seek to avoid "style drift" by investing in stocks listed in the Fund's benchmark, the S&P 500/BARRA Value Index, and by allocating approximately the same percentage of the Fund's assets to each industry sector as the Index. Our strategy strives to add value by identifying and investing selectively in each industry's most attractive stocks as identified by our investment process. To that end, we employ a wide range of computer-based modeling tools to identify stocks that we believe have the most attractive prospects under prevailing market conditions.
    Informed by the data generated by our models, we built a diversified portfolio of stocks during the period. As was the case with the Index, financials were the Fund's largest sector and the area in which we outperformed the Index by the greatest margin. We focused on what we believe are attractively valued money-center banks, insurance companies and consumer finance institutions. We also achieved strong returns relative to the Index in the capital goods area, with investments in companies that provide a wide range of industrial products and services, such as Ingersoll-Rand Co. and Johnson Controls, Inc.(2)

DID PERFORMANCE IN ANY OTHER SECTORS SIGNIFICANTLY HELP OR HURT THE FUND COMPARED TO THE INDEX?
 While the Fund delivered generally stronger returns than the Index, our successes failed to outweigh a mostly negative market environment. For example, despite better-than-average performance from the portfolio's technology, miscellaneous

WE REMAINED TRUE TO THE DISCIPLINED MANAGEMENT APPROACH THAT IS THE HALLMARK OF OUR INVESTMENT STRATEGY. THAT APPROACH FOCUSES ON THE STOCKS OF MID-SIZED TO LARGE, VALUE-ORIENTED COMPANIES, INCLUDING MANY OF THE BEST-KNOWN COMPANIES IN THE US, ACROSS A VARIETY OF INDUSTRY SECTORS.



2. See page 12 for a complete listing of the Fund's holdings as of 7/31/02.


4
OPPENHEIMER TRINITY VALUE FUND
 and utilities holdings, the Fund's total return from all three still proved to be markedly negative. The Fund also underperformed the Index in a few areas, most notably consumer staples.

DID YOU IMPLEMENT ANY REFINEMENTS TO YOUR STOCK RANKING MODELS?
 In the process of creating a systematic, highly disciplined method of building and managing portfolios across a wide range of market cycles and conditions, we continually refine our library of stock ranking models. These models range from simple historical ratios, such as price-to-earnings, to classic financial calculations, short-term price movements and complex, momentum-related measures. New evaluation factors introduced during the reporting period included one that measures the impact of discounted cash flow--a traditional gauge of a company's expected future revenues--and one that examines the rate at which growth-at-a-reasonable-price projections are revised by looking at the relationship between changing momentum and stock price activity.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
 Value-oriented stocks have generally outperformed growth-oriented stocks since February 2000. While there is no way to know if the current cycle will continue, we see evidence that growth stocks remain relatively highly priced compared to earnings and revenue expectations. In addition, long-term uncertainties in today's market, economy and global political situation should favor value stocks, which are often seen as a refuge from volatility. Accordingly, we believe value stocks are well positioned to continue outperforming growth stocks. We will continue to maintain the unwavering focus and highly disciplined, long-term approach to value investing that makes Oppenheimer Trinity Value Fund an important part of THE RIGHT WAY TO INVEST.


AVERAGE ANNUAL TOTAL
RETURNS WITH SALES CHARGE
For the Periods Ended 6/30/02(3)
Class A        Since
1-Year         Inception
-------------------------------
-20.01%        -6.61%
Class B        Since
1-Year         Inception
-------------------------------
-19.84%        -6.42%
Class C        Since
1-Year         Inception
-------------------------------
-16.69%        -5.12%
Class N        Since
1-Year         Inception
-------------------------------
-16.27%       -11.19%
Class Y        Since
1-Year         Inception
-------------------------------
-14.89%        -4.41%

3. See notes on page 11 for further details.


5
OPPENHEIMER TRINITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


TOP TEN COMMON STOCK HOLDINGS(5)
--------------------------------------------------------------
Citigroup, Inc.                                          6.3%
--------------------------------------------------------------
Exxon Mobil Corp.                                        4.5
--------------------------------------------------------------
Verizon Communications, Inc.                             4.4
--------------------------------------------------------------
American International Group, Inc.                       3.6
--------------------------------------------------------------
Morgan Stanley                                           3.1
--------------------------------------------------------------
General Motors Corp.                                     3.0
--------------------------------------------------------------
FleetBoston Financial Corp.                              2.9
--------------------------------------------------------------
J.P. Morgan Chase & Co.                                  2.8
--------------------------------------------------------------
Comcast Corp., Cl. A Special                             2.6
--------------------------------------------------------------
Sears Roebuck & Co.                                      2.5
--------------------------------------------------------------


SECTOR ALLOCATION(4)

[GRAPHIC OMITTED]

Financials               37.0%
Consumer Discretionary   18.4
Energy                   14.4
Telecom-
 munications
 Services                 6.8
Industrials               6.0
Utilities                 5.8
Information Technology    4.3
Materials                 4.2
Health Care               1.7
Consumer
 Staples                  1.4

4. Portfolio is subject to change. Percentages are as of July 31, 2002, and are based on total market value of common stock.
5. Portfolio is subject to change. Percentages are as of July 31, 2002, and are based on net assets.


6
OPPENHEIMER TRINITY VALUE FUND

FUND PERFORMANCE

 HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.
 MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the
 12-month period that ended July 31, 2002, the performance of Oppenheimer Trinity Value Fund was hurt by business and political uncertainties that created a generally negative environment for most value-oriented equities resulting in the Fund having negative absolute performance for the period. Nevertheless, the Fund performed better than its benchmark, the S&P 500/BARRA Value Index, due to effective conduct of our disciplined, model-driven stock selection process. The Fund achieved better-than-average relative performance with exceptionally strong individual stock selections in several industry areas, including financial and capital goods. The Fund's weakest performers relative to the Index were among consumer staples stocks, particularly in the areas of food and drugs, and retail. The Fund's portfolio holdings, allocations and strategies are subject to change.
 COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until July 31, 2002.The performance for Class A, B, C and Y shares is measured from inception on September 1, 1999. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B, Class C and Class N shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
    The Fund's performance is compared to the performance of the S&P BARRA Value Index, a capitalization-weighted index comprised of stocks of the S&P 500 Index with lower book-to-price ratios relative to the S&P 500 Index as a whole. Each company of the S&P 500 Index is assigned to either the Barra/Value or Barra/Growth index so that the sum of the two indices reflects the total S&P 500 Index. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments may not be limited to those investments found in an index.



7
OPPENHEIMER TRINITY VALUE FUND

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Trinity Value Fund (Class A)
     S&P BARRA/Value Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
09/01/1999                 9425             10000
10/31/1999                 9152             10151
01/31/2000                 8774             10137
04/30/2000                 9057             10424
07/31/2000                 9001             10245
10/31/2000                 9908             11133
01/31/2001                 9889             11576
04/30/2001                 9927             11087
07/31/2001                 9596             10652
10/31/2001                 8405             9083
01/31/2002                 8891             9537
04/30/2002                 8822             9439
07/31/2002                 7265             7919


AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -28.65%            SINCE INCEPTION  -10.38%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Trinity Value Fund (Class B)
     S&P BARRA/Value Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
09/01/1999                 10000            10000
10/31/1999                 9690             10151
01/31/2000                 9282             10137
04/30/2000                 9552             10424
07/31/2000                 9482             10245
10/31/2000                 10405            11133
01/31/2001                 10365            11576
04/30/2001                 10375            11087
07/31/2001                 10014            10652
10/31/2001                 8750             9083
01/31/2002                 9235             9537
04/30/2002                 9151             9439
07/31/2002                 7302             7919


AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -28.53%            SINCE INCEPTION  -10.22%

1. See page 11 for further details.


8
OPPENHEIMER TRINITY VALUE FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Trinity Value Fund (Class C)
     S&P BARRA/Value Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
09/01/1999                 10000            10000
10/31/1999                 9690             10151
01/31/2000                 9273             10137
04/30/2000                 9653             10424
07/31/2000                 9573             10245
10/31/2000                 10503            11133
01/31/2001                 10463            11576
04/30/2001                 10483            11087
07/31/2001                 10113            10652
10/31/2001                 8843             9083
01/31/2002                 9326             9537
04/30/2002                 9243             9439
07/31/2002                 7595             7919


AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -25.63%            SINCE INCEPTION  -9.00%

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Trinity Value Fund (Class N)
     S&P BARRA/Value Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
3/1/01            10000             10000
4/30/01           10438             10257
7/31/01           10080             9855
10/31/01          8816              8403
1/31/02           9307              8824
4/30/02           9234              8732
7/31/02           7532              7326


AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -25.27%            SINCE INCEPTION  -18.13%


9
OPPENHEIMER TRINITY VALUE FUND

FUND PERFORMANCE

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Trinity Value Fund (Class Y)
     S&P BARRA/Value Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
9/1/99            10000             10000
10/31/99          9710              10151
1/31/00           9316              10137
4/30/00           9607              10424
7/31/00           9567              10245
10/31/00          10521             11133
1/31/01           10511             11576
4/30/01           10561             11087
7/31/01           10220             10652
10/31/01          8965              9083
1/31/02           9471              9537
4/30/02           9418              9439
7/31/02           7765              7919


AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -24.02%            SINCE INCEPTION  -8.31%

THE PERFORMANCE INFORMATION FOR THE S&P BARRA VALUE INDEX IN THE GRAPHS BEGINS ON 8/31/99 FOR CLASS A, B, C AND Y SHARES, AND 2/28/01 FOR CLASS N SHARES.

1. See page 11 for further details.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.


10
OPPENHEIMER TRINITY VALUE FUND

NOTES

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Fund's portfolio managers are employed by the Fund's sub-advisor, Trinity Investment Management Corporation, an affiliate of OppenheimerFunds, Inc., the Fund's investment manager. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 9/1/99. Unless otherwise noted, Class A total returns are shown net of the applicable 5.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 9/1/99. Unless otherwise noted, Class B total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 9/1/99. Unless otherwise noted Class C total returns are shown net of the 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first
publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 9/1/99. Class Y shares are only offered to certain institutional investors under special agreement with the distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


11
OPPENHEIMER TRINITY VALUE FUND

STATEMENT OF INVESTMENTS  July 31, 2002

                                                                  MARKET VALUE
                                                         SHARES     SEE NOTE 1
===============================================================================
 COMMON STOCKS--96.1%
-------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--17.7%
-------------------------------------------------------------------------------
 AUTO COMPONENTS--2.4%
 Johnson Controls, Inc.                                   2,000      $ 162,040
-------------------------------------------------------------------------------
 AUTOMOBILES--3.0%
 General Motors Corp.                                     4,300        200,165
-------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--3.1%
 Centex Corp.                                             1,100         52,745
-------------------------------------------------------------------------------
 Leggett & Platt, Inc.                                    4,200         94,458
-------------------------------------------------------------------------------
 Whirlpool Corp.                                          1,100         63,107
                                                                     ----------
                                                                       210,310

-------------------------------------------------------------------------------
 MEDIA--5.0%
 AOL Time Warner, Inc.(1)                                14,200        163,300
-------------------------------------------------------------------------------
 Comcast Corp., Cl. A Special(1)                          8,400        175,560
                                                                     ----------
                                                                       338,860

-------------------------------------------------------------------------------
 MULTILINE RETAIL--3.5%
 Nordstrom, Inc.                                          1,500         28,350
-------------------------------------------------------------------------------
 Penney (J.C.) Co., Inc. (Holding Co.)                    2,100         36,960
-------------------------------------------------------------------------------
 Sears Roebuck & Co.                                      3,600        169,812
                                                                     ----------
                                                                       235,122

-------------------------------------------------------------------------------
 SPECIALTY RETAIL--0.7%
 Office Depot, Inc.(1)                                    3,400         44,132
-------------------------------------------------------------------------------
 CONSUMER STAPLES--1.3%
-------------------------------------------------------------------------------
 FOOD PRODUCTS--1.3%
 Archer-Daniels-Midland Co.                               7,600         88,920
-------------------------------------------------------------------------------
 ENERGY--13.9%
-------------------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--1.6%
 Transocean, Inc.                                         4,100        104,550
-------------------------------------------------------------------------------
 OIL & GAS--12.3%
 Anadarko Petroleum Corp.                                 1,600         69,600
-------------------------------------------------------------------------------
 Apache Corp.                                               660         33,990
-------------------------------------------------------------------------------
 Burlington Resources, Inc.                               1,200         43,860
-------------------------------------------------------------------------------
 ChevronTexaco Corp.                                      2,100        157,500
-------------------------------------------------------------------------------
 Devon Energy Corp.                                       2,200         91,696
-------------------------------------------------------------------------------
 Exxon Mobil Corp.                                        8,200        301,432
-------------------------------------------------------------------------------
 Marathon Oil Corp.                                       2,400         58,176
-------------------------------------------------------------------------------
 Phillips Petroleum Co.                                   1,400         72,450
                                                                     ----------
                                                                       828,704



12
OPPENHEIMER TRINITY VALUE FUND

                                                                  MARKET VALUE
                                                         SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 FINANCIALS--35.6%
-------------------------------------------------------------------------------
 BANKS--4.3%
 Bank of America Corp.                                      400      $  26,600
-------------------------------------------------------------------------------
 FleetBoston Financial Corp.                              8,400        194,880
-------------------------------------------------------------------------------
 Synovus Financial Corp.                                  2,900         69,600
                                                                     ----------
                                                                       291,080

-------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--15.2%
 Citigroup, Inc.                                         12,700        425,958
-------------------------------------------------------------------------------
 Household International, Inc.                            1,000         42,670
-------------------------------------------------------------------------------
 J.P. Morgan Chase & Co.                                  7,600        189,696
-------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                                4,400        156,860
-------------------------------------------------------------------------------
 Morgan Stanley                                           5,200        209,820
                                                                     ----------
                                                                     1,025,004

-------------------------------------------------------------------------------
 INSURANCE--14.5%
 Allstate Corp.                                           3,200        121,632
-------------------------------------------------------------------------------
 American International Group, Inc.                       3,800        242,896
-------------------------------------------------------------------------------
 Chubb Corp.                                              1,500         97,335
-------------------------------------------------------------------------------
 Jefferson-Pilot Corp.                                    2,000         86,900
-------------------------------------------------------------------------------
 Lincoln National Corp.                                   3,700        135,753
-------------------------------------------------------------------------------
 Loews Corp.                                                500         23,720
-------------------------------------------------------------------------------
 MBIA, Inc.                                                 900         44,631
-------------------------------------------------------------------------------
 MGIC Investment Corp.                                    1,500         94,500
-------------------------------------------------------------------------------
 Torchmark Corp.                                          3,600        130,464
                                                                     ----------
                                                                       977,831

-------------------------------------------------------------------------------
 REAL ESTATE--1.6%
 Equity Office Properties Trust                           3,900        102,882
-------------------------------------------------------------------------------
 HEALTH CARE--1.6%
-------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--1.6%
 Cigna Corp.                                              1,200        108,000
-------------------------------------------------------------------------------
 INDUSTRIALS--5.8%
-------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--2.6%
 Goodrich Corp.                                           1,300         29,003
-------------------------------------------------------------------------------
 Honeywell International, Inc.                            3,600        116,496
-------------------------------------------------------------------------------
 United Technologies Corp.                                  400         27,800
                                                                     ----------
                                                                       173,299

-------------------------------------------------------------------------------
 AIRLINES--0.4%
 Delta Air Lines, Inc.                                    1,600         24,928
-------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.7%
 Rockwell Automation, Inc.                                2,700         49,950




13
OPPENHEIMER TRINITY VALUE FUND

STATEMENT OF INVESTMENTS  Continued

                                                                  MARKET VALUE
                                                         SHARES     SEE NOTE 1
-------------------------------------------------------------------------------
 MACHINERY--2.1%
 Ingersoll-Rand Co., Cl. A                                3,700      $ 142,043
-------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--4.1%
-------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--1.1%
 Motorola, Inc.                                           6,300         73,080
-------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--1.3%
 Hewlett-Packard Co.                                      6,100         86,315
-------------------------------------------------------------------------------
 IT CONSULTING & SERVICES--1.0%
 Computer Sciences Corp.(1)                                 400         14,800
-------------------------------------------------------------------------------
 Unisys Corp.(1)                                          6,900         51,888
                                                                     ----------
                                                                        66,688

-------------------------------------------------------------------------------
 SOFTWARE--0.7%
 Computer Associates International, Inc.                  5,500         51,370
-------------------------------------------------------------------------------
 MATERIALS--4.1%
-------------------------------------------------------------------------------
 CHEMICALS--0.9%
 Rohm & Haas Co.                                          1,600         60,000
-------------------------------------------------------------------------------
 CONTAINERS & PACKAGING--1.4%
 Temple-Inland, Inc.                                      1,800         96,660
-------------------------------------------------------------------------------
 METALS & MINING--0.4%
 Allegheny Technologies, Inc.                             2,800         26,796
-------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--1.4%
 International Paper Co.                                  2,300         91,586
-------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--6.5%
-------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--6.5%
 SBC Communications, Inc.                                 1,000         27,660
-------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                                12,400        115,940
-------------------------------------------------------------------------------
 Verizon Communications, Inc.                             9,000        297,000
                                                                     ----------
                                                                       440,600

-------------------------------------------------------------------------------
 UTILITIES--5.5%
-------------------------------------------------------------------------------
 ELECTRIC UTILITIES--3.4%
 Duke Energy Corp.                                        1,000         25,490
-------------------------------------------------------------------------------
 FirstEnergy Corp.                                        1,400         43,050
-------------------------------------------------------------------------------
 Reliant Energy, Inc.                                     2,100         21,126
-------------------------------------------------------------------------------
 TXU Corp.                                                3,300        142,329
                                                                     ----------
                                                                       231,995

-------------------------------------------------------------------------------
 GAS UTILITIES--2.1%
 KeySpan Corp.                                            1,000         34,900
-------------------------------------------------------------------------------
 Sempra Energy                                            4,900        103,880
                                                                     ----------
                                                                       138,780
                                                                     ----------
 Total Common Stocks (Cost $7,776,473)                               6,471,690






14
OPPENHEIMER TRINITY VALUE FUND

                                                      PRINCIPAL   MARKET VALUE
                                                         AMOUNT     SEE NOTE 1
===============================================================================
 JOINT REPURCHASE AGREEMENTS--1.8%
-------------------------------------------------------------------------------
 Undivided interest of 0.06% of joint repurchase agreement with Banc One
 Capital Markets, Inc., 1.77%, dated 7/31/02, to be repurchased at $212,462,446 on 8/1/02, collateralized by U.S. Treasury Bonds, 7.50%, 11/15/16, with a value of $110,819,035, U.S. Treasury Nts., 3.625%--6.50%, 8/31/03--2/15/10, with a value of $71,070,747 and U.S. Treasury Bills, 12/26/02, with a value of
 $34,953,398 (Cost $120,000)                             $120,000    $ 120,000

-------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $7,896,473)               97.9%   6,591,690
-------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                              2.1      143,159
                                                          ---------------------
 NET ASSETS                                                 100.0%  $6,734,849
                                                          =====================



FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





15
OPPENHEIMER TRINITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2002

=============================================================================
 ASSETS
-----------------------------------------------------------------------------
 Investments, at value (cost $7,896,473)
 --see accompanying statement                                    $6,591,690
-----------------------------------------------------------------------------
 Cash                                                                   905
-----------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                   356,900
 Shares of beneficial interest sold                                  10,230
 Interest and dividends                                               8,673
 Other                                                                  424
                                                                 ------------
 Total assets                                                     6,968,822

=============================================================================
 LIABILITIES
-----------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                              201,419
 Legal, auditing and other professional fees                         13,576
 Shares of beneficial interest redeemed                              11,263
 Transfer and shareholder servicing agent fees                        4,526
 Distribution and service plan fees                                   1,238
 Trustees' compensation                                               1,130
 Other                                                                  821
-----------------------------------------------------------------------------
 Total liabilities                                                  233,973

=============================================================================
 NET ASSETS                                                      $6,734,849
                                                                 ============

=============================================================================
 COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------

 Paid-in capital                                                 $ 9,030,833
-----------------------------------------------------------------------------
 Overdistributed net investment income                               (1,119)
-----------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions          (990,082)
-----------------------------------------------------------------------------
 Net unrealized depreciation on investments                      (1,304,783)
                                                                 ------------
 NET ASSETS                                                      $6,734,849
                                                                 ============





16
OPPENHEIMER TRINITY VALUE FUND

===============================================================================
 NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets
 of $3,203,398 and 434,563 shares of beneficial interest outstanding)     $7.37
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                              $7.82
-------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per
 share (based on net assets of $1,583,681
 and 220,525 shares of beneficial interest outstanding)                   $7.18
-------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred  sales charge) and offering price
 per share (based on net assets of $1,453,261
 and 199,628 shares of beneficial interest outstanding)                   $7.28
-------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred  sales charge) and offering price
 per share (based on net assets of $28,756 and
 3,925 shares of beneficial interest outstanding)                         $7.33
-------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price
 per share (based on net  assets of $465,753 and
 62,760 shares of beneficial interest outstanding)                        $7.42



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





17
OPPENHEIMER TRINITY VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2002

=============================================================================
 INVESTMENT INCOME
-----------------------------------------------------------------------------

 Dividends (net of foreign withholding taxes of $1,424)         $   159,032
-----------------------------------------------------------------------------
 Interest                                                             4,570
                                                                -------------
 Total investment income                                            163,602

=============================================================================
 EXPENSES
-----------------------------------------------------------------------------

 Management fees                                                     58,407
-----------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                              7,879
 Class B                                                             19,076
 Class C                                                             16,996
 Class N                                                                 60
-----------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                             16,627
 Class B                                                              8,653
 Class C                                                              7,651
 Class N                                                                 58
 Class Y                                                              3,206
-----------------------------------------------------------------------------
 Shareholder reports                                                 15,588
-----------------------------------------------------------------------------
 Legal, auditing and other professional fees                         10,559
-----------------------------------------------------------------------------
 Trustees' compensation                                                 393
-----------------------------------------------------------------------------
 Custodian fees and expenses                                             59
-----------------------------------------------------------------------------
 Other                                                                2,292
                                                                -------------
 Total expenses                                                     167,504
 Less reduction to custodian expenses                                   (59)
 Less voluntary waiver of transfer and
 shareholder servicing agent fees--Class A, B, C and N               (4,161)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class Y                                       (1,976)
                                                                -------------
 Net expenses                                                       161,308


=============================================================================
 NET INVESTMENT INCOME                                                2,294

=============================================================================
 REALIZED AND UNREALIZED LOSS
-----------------------------------------------------------------------------
 Net realized loss on investments                                  (990,083)
-----------------------------------------------------------------------------
 Net change in unrealized depreciation on investments            (1,231,628)
                                                                -------------
 Net realized and unrealized loss                                (2,221,711)
=============================================================================

 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(2,219,417)
                                                                =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



18
OPPENHEIMER TRINITY VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS


 YEAR ENDED JULY 31,                                       2002          2001
===============================================================================
 OPERATIONS

 Net investment income (loss)                       $     2,294   $    (6,728)
-------------------------------------------------------------------------------
 Net realized gain (loss)                              (990,083)      471,500
-------------------------------------------------------------------------------
 Net change in unrealized depreciation               (1,231,628)      (91,051)
                                                    ---------------------------
 Net increase (decrease) in net
 assets resulting from operations                    (2,219,417)      373,721

===============================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Distributions from net realized gain:
 Class A                                               (147,195)           --
 Class B                                                (76,463)           --
 Class C                                                (64,231)           --
 Class N                                                   (159)           --
 Class Y                                                (18,823)           --
-------------------------------------------------------------------------------
 Distributions in excess of net realized gain:
 Class A                                                   (908)           --
 Class B                                                   (470)           --
 Class C                                                   (419)           --
 Class N                                                     (3)           --
 Class Y                                                   (119)           --

===============================================================================
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                523,137      (209,502)
 Class B                                                268,164     1,253,766
 Class C                                                (88,170)    1,208,524
 Class N                                                 34,262         1,000
 Class Y                                                199,771       405,383

===============================================================================
 NET ASSETS

 Total increase (decrease)                           (1,591,043)    3,032,892
-------------------------------------------------------------------------------
 Beginning of period                                  8,325,892     5,293,000
                                                    ---------------------------
 End of period [including undistributed
 (overdistributed) net investment
 income of $(1,119) and $901, respectively]          $6,734,849    $8,325,892
                                                    ===========================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



19
OPPENHEIMER TRINITY VALUE FUND

FINANCIAL HIGHLIGHTS

CLASS A   YEAR ENDED JULY 31,                                2002      2001      2000(1)
---------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $10.15  $   9.52    $10.00
---------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                        .03       .02       .05
 Net realized and unrealized gain (loss)                    (2.42)      .61      (.50)
                                                           ----------------------------
 Total from investment operations                           (2.39)      .63      (.45)
---------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                          --        --      (.03)
 Distributions from net realized gain                        (.39)       --        --
 Distributions in excess of net realized gain                  --(2)     --        --
                                                          ----------------------------
 Total dividends and/or distributions
 to shareholders                                             (.39)       --      (.03)
---------------------------------------------------------------------------------------
 Net asset value, end of period                            $ 7.37    $10.15     $9.52
                                                           ============================

=======================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                       (24.30)%    6.62%    (4.50)%
---------------------------------------------------------------------------------------

=======================================================================================
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                  $3,203    $3,868    $3,798
---------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $3,683    $3,932    $2,802
---------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                       0.36%     0.20%     0.52%
 Expenses                                                    1.78%     1.63%     1.53%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees              1.72%     1.63%     1.47%
---------------------------------------------------------------------------------------
 Portfolio turnover rate                                      133%      207%      285%


1. For the period from September 1, 1999 (inception of offering) to July 31, 2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



20
OPPENHEIMER TRINITY VALUE FUND


CLASS B        YEAR ENDED  JULY 31,                          2002      2001     2000(1)
---------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $ 9.98    $ 9.45    $10.00
---------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                (.03)     (.02)      .01
 Net realized and unrealized gain (loss)                    (2.38)      .55      (.53)
                                                           ----------------------------
 Total from investment operations                           (2.41)      .53      (.52)
---------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                          --        --      (.03)
 Distributions from net realized gain                        (.39)       --        --
 Distributions in excess of net realized gain                  --(2)     --        --
                                                           ----------------------------
 Total dividends and/or distributions
 to shareholders                                             (.39)       --      (.03)
---------------------------------------------------------------------------------------
 Net asset value, end of period                             $7.18     $9.98    $ 9.45
                                                           ============================

=======================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                       (24.93)%    5.61%    (5.18)%
---------------------------------------------------------------------------------------

=======================================================================================
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                  $1,584    $1,927      $643
---------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $1,907    $1,329      $235
---------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss                                        (0.42)%   (0.52)%   (0.36)%
 Expenses                                                    2.57%     2.57%     2.41%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees              2.51%     2.57%     2.35%
---------------------------------------------------------------------------------------
 Portfolio turnover rate                                      133%      207%      285%

1. For the period from September 1, 1999 (inception of offering) to July 31, 2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



21
OPPENHEIMER TRINITY VALUE FUND

FINANCIAL HIGHLIGHTS  Continued



CLASS C     YEAR ENDED JULY 31,                              2002      2001     2000(1)
=======================================================================================
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $10.11  $   9.57    $10.00
---------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                         (.04)     (.03)     (.02)
 Net realized and unrealized gain (loss)                    (2.40)      .57      (.41)
                                                           ----------------------------
 Total from investment operations                           (2.44)      .54      (.43)
---------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                          --        --        --(2)
 Distributions from net realized gain                        (.39)       --        --
 Distributions in excess of net realized gain                  --(2)     --        --
                                                           ----------------------------
 Total dividends and/or distributions
 to shareholders                                             (.39)       --        --
---------------------------------------------------------------------------------------
 Net asset value, end of period                             $7.28    $10.11     $9.57
                                                           ============================

=======================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                       (24.91)%    5.64%    (4.27)%
---------------------------------------------------------------------------------------

=======================================================================================
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                  $1,453    $2,102      $851
---------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $1,698    $1,878      $260
 Ratios to average net assets:(4)
 Net investment loss                                        (0.40)%   (0.44)%   (0.36)%
 Expenses                                                    2.57%     2.56%     2.41%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees              2.51%     2.56%     2.35%
---------------------------------------------------------------------------------------
 Portfolio turnover rate                                      133%      207%      285%

1. For the period from September 1, 1999 (inception of offering) to July 31, 2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



22
OPPENHEIMER TRINITY VALUE FUND

CLASS N      YEAR ENDED JULY 31,                          2002     2001(1)
==========================================================================
PER SHARE OPERATING DATA
--------------------------------------------------------------------------
 Net asset value, beginning of period                   $10.13   $ 10.05
--------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                       .02      (.02)
 Net realized and unrealized gain                        (2.43)      .10
                                                        ------------------
 Total from investment operations                        (2.41)      .08
--------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       --        --
 Distributions from net realized gain                     (.39)       --
 Distributions in excess of net realized gain               --(2)     --
                                                        ------------------
 Total dividends and/or distributions
 to shareholders                                          (.39)       --
--------------------------------------------------------------------------
 Net asset value, end of period                          $7.33    $10.13
                                                        ==================

==========================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                    (24.55)%    0.80%
--------------------------------------------------------------------------

==========================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------
 Net assets, end of period (in thousands)                  $29        $1
--------------------------------------------------------------------------
 Average net assets (in thousands)                         $12        $1
--------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss                                     (0.05)%   (0.48)%
 Expenses                                                 2.10%     1.63%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees           2.04%     1.63%
--------------------------------------------------------------------------
 Portfolio turnover rate                                   133%      207%



1. For the period from March 1, 2001 (inception of offering) to July 31, 2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



23
OPPENHEIMER TRINITY VALUE FUND

FINANCIAL HIGHLIGHTS  Continued



CLASS Y     YEAR ENDED JULY 31,                              2002      2001     2000(1)
=======================================================================================
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $10.18   $  9.53    $10.00
---------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                 .05      (.01)      .07
 Net realized and unrealized gain (loss)                    (2.42)      .66      (.50)
                                                           ----------------------------
 Total from investment operations                           (2.37)      .65      (.43)
---------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                          --        --      (.04)
 Distributions from net realized gain                        (.39)       --        --
 Distributions in excess of net realized gain                  --(2)     --        --
                                                           ----------------------------
 Total dividends and/or distributions
 to shareholders                                             (.39)       --      (.04)
---------------------------------------------------------------------------------------
 Net asset value, end of period                             $7.42    $10.18    $ 9.53
                                                           ============================

=======================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                       (24.02)%    6.82%    (4.33)%
---------------------------------------------------------------------------------------

=======================================================================================
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                    $466      $427        $1
---------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $484      $119        $1
 Ratios to average net assets:(4)
 Net investment income                                       0.78%     0.53%     0.62%
 Expenses                                                    1.78%     2.44%(5)  1.42%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees              1.37%     1.43%     1.37%
---------------------------------------------------------------------------------------
 Portfolio turnover rate                                      133%      207%      285%


1. For the period from September 1, 1999 (inception of offering) to July 31, 2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Added since July 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


24
OPPENHEIMER TRINITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Trinity Value Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.




25
OPPENHEIMER TRINITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of July 31, 2002, the Fund had approximately $714,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.

 As of July 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                             EXPIRING
                             -----------------------
                             2010           $275,923

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2002, the Fund's projected benefit obligations were increased by $218, resulting in an accumulated liability of $1,120 as of July 31, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.




26
OPPENHEIMER TRINITY VALUE FUND

--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $1,919, a decrease in undistributed net investment income of $2,512, and a decrease in accumulated net realized loss on investments of $4,431. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the years ended July 31, 2002 and July 31, 2001 was as follows:
                                           YEAR ENDED        YEAR ENDED
                                        JULY 31, 2002     JULY 31, 2001
        ---------------------------------------------------------------
        Distributions paid from:
        Ordinary income                      $272,232               $--
        Long-term capital gain                 34,639                --
        Distribution in excess of
        net realized gain                       1,919                --
                                             --------------------------
        Total                                $308,790               $--
                                             ==========================


 As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Overdistributed net investment income $       (1,119)
                 Accumulated net realized loss               (990,082)
                 Net unrealized depreciation               (1,304,783)
                                                          ------------
                 Total                                    $(2,295,984)
                                                          ============


--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



27
OPPENHEIMER TRINITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



================================================================================
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED JULY 31, 2002   YEAR ENDED JULY 31, 2001(1)
                                SHARES        AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------
 CLASS A
 Sold                          410,692   $ 3,730,247        273,333   $  2,806,407
 Dividends and/or
 distributions reinvested       15,038       136,703             --             --
 Redeemed                     (372,142)   (3,343,813)      (291,090)    (3,015,909)
                             ------------------------------------------------------
 Net increase (decrease)        53,588    $  523,137        (17,757)    $ (209,502)
                             ======================================================
-----------------------------------------------------------------------------------
 CLASS B
 Sold                          165,784   $ 1,473,693        149,624   $  1,502,377
 Dividends and/or
 distributions reinvested        7,752        69,074             --             --
 Redeemed                     (146,138)   (1,274,603)       (24,547)      (248,611)
                             ------------------------------------------------------
 Net increase                   27,398    $  268,164        125,077     $1,253,766
                             ======================================================

-----------------------------------------------------------------------------------
 CLASS C
 Sold                          199,337   $ 1,768,749        212,420   $  2,151,290
 Dividends and/or
 distributions reinvested        6,345        57,299             --             --
 Redeemed                     (213,979)   (1,914,218)       (93,423)      (942,766)
                             ------------------------------------------------------
 Net increase (decrease)        (8,297)  $   (88,170)       118,997     $1,208,524
                             ======================================================

-----------------------------------------------------------------------------------
 CLASS N
 Sold                            4,004  $     35,798            100  $       1,000
 Dividends and/or
 distributions reinvested           13           123             --             --
 Redeemed                         (192)       (1,659)            --             --
                             ------------------------------------------------------
 Net increase                    3,825   $    34,262            100   $      1,000
                             ======================================================

-----------------------------------------------------------------------------------
 CLASS Y
 Sold                           28,239   $   258,879         42,874   $    415,991
 Dividends and/or
 distributions reinvested        2,070        18,902             --             --
 Redeemed                       (9,491)      (78,010)        (1,032)       (10,608)
                             ------------------------------------------------------
 Net increase                   20,818    $  199,771         41,842    $   405,383
                             ======================================================

 1. For the year ended July 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to July 31, 2001, for Class N shares.



28
OPPENHEIMER TRINITY VALUE FUND

================================================================================
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2002, were $10,692,268 and $10,012,988, respectively.

 As of July 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $7,896,473 was composed of:

        Gross unrealized appreciation$     108,758
        Gross unrealized depreciation   (1,413,541)
                                       ------------
        Net unrealized depreciation    $(1,304,783)
                                       ============

    The difference between book-basis and tax-basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.


================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended July 31, 2002 was an annualized rate of 0.75%.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 SUB-ADVISOR FEES. The Manager pays Trinity Investment Management Corporation (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended July 31, 2002, the Manager paid $19,731 to the Sub-Advisor.



29
OPPENHEIMER TRINITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor,
 Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                  AGGREGATE        CLASS A     CONCESSIONS      CONCESSIONS     CONCESSIONS      CONCESSIONS
                  FRONT-END      FRONT-END      ON CLASS A       ON CLASS B      ON CLASS C       ON CLASS N
              SALES CHARGES  SALES CHARGES          SHARES           SHARES          SHARES           SHARES
                 ON CLASS A    RETAINED BY     ADVANCED BY      ADVANCED BY     ADVANCED BY      ADVANCED BY
 YEAR ENDED          SHARES    DISTRIBUTOR  DISTRIBUTOR(1)   DISTRIBUTOR(1)  DISTRIBUTOR(1)   DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------------
 July 31, 2002      $30,204        $13,553            $456          $22,980          $7,657             $328

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                        CLASS A       CLASS B         CLASS C         CLASS N
                     CONTINGENT     CONTINGENT     CONTINGENT      CONTINGENT
                       DEFERRED       DEFERRED       DEFERRED        DEFERRED
                  SALES CHARGES  SALES CHARGES  SALES CHARGES   SALES CHARGES
                    RETAINED BY    RETAINED BY    RETAINED BY     RETAINED BY
 YEAR ENDED         DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR     DISTRIBUTOR
-----------------------------------------------------------------------------
 July 31, 2002              $--         $5,446           $234             $14


--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended July 31, 2002 , payments under the Class A Plan totaled $7,878, all of which were paid by the Distributor to recipients, and included $1,654 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended July 31, 2002, were as follows:

                                                               DISTRIBUTOR'S
                                                DISTRIBUTOR'S      AGGREGATE
                                                    AGGREGATE   UNREIMBURSED
                                                 UNREIMBURSED  EXPENSES AS %
               TOTAL PAYMENTS  AMOUNT RETAINED       EXPENSES  OF NET ASSETS
                   UNDER PLAN   BY DISTRIBUTOR     UNDER PLAN       OF CLASS
----------------------------------------------------------------------------
 Class B Plan         $19,076          $15,799        $43,550          2.75%
 Class C Plan          16,996            7,101         24,922          1.71
 Class N Plan              61               58            513          1.78



30
OPPENHEIMER TRINITY VALUE FUND

================================================================================
 5. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at July 31, 2002.


31
OPPENHEIMER TRINITY VALUE FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------



================================================================================
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER TRINITY VALUE FUND:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Trinity Value Fund, including the statement of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and the period from September 1, 1999 (inception of offering) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Trinity Value Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and the period from September 1, 1999 (inception of offering) to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.





 KPMG LLP

 Denver, Colorado
 August 21, 2002


32
OPPENHEIMER TRINITY VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------


================================================================================
 In early 2003, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



33
OPPENHEIMER TRINITY VALUE FUND

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------



================================================================================
 TRUSTEES AND OFFICERS  Leon Levy, Chairman of the Board of Trustees
                        Donald W. Spiro, Vice Chairman of the Board of Trustees John V. Murphy, President and Trustee
                        Robert G. Galli, Trustee
                        Phillip A. Griffiths, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Clayton K. Yeutter, Trustee
                        Robert G. Zack, Secretary
                        Brian W. Wixted, Treasurer
                        Katherine P. Feld, Assistant Secretary
                        Kathleen T. Ives, Assistant Secretary
                        Denis R. Molleur, Assistant Secretary
================================================================================
NAME, ADDRESS,(1) AGE,          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
POSITION(S) HELD WITH FUND      OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE
AND LENGTH OF TIME SERVED(2)


TRUSTEES

LEON LEVY, Chairman of the      General Partner (since 1982) of Odyssey
Board of Trustees (since 1999)  Partners, L.P. (investment partnership)
Age: 76                         and Chairman of the Board (since 1981) of Avatar
                                Holdings, Inc. (real estate development).

DONALD W. SPIRO, Vice Chairman  Chairman Emeritus (since January 1991) of the
of the Board of Trustees        Manager. Formerly a director
(since 1999)                    (January 1969-August 1999) of the Manager.
Age: 76

ROBERT G. GALLI, Trustee        A trustee or director of other Oppenheimer
(since 1999)                    funds. Formerly Vice Chairman
Age: 68                         (October 1995-December 1997) of the Manager.


PHILLIP A. GRIFFITHS, Trustee   The Director (since 1991) of the Institute for
(since 1999)                    Advanced Study, Princeton, N.J., director
Age: 63                         (since 2001) of GSI Lumonics and a member of
                                the National Academy of Sciences (since 1979);
                                formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke
                                University, a director of Research Triangle
                                Institute, Raleigh, N.C., and a Professor of
                                Mathematics at Harvard University.

BENJAMIN LIPSTEIN, Trustee      Professor Emeritus of Marketing, Stern Graduate
(since 1999)                    School of Business Administration, New York
Age: 79                         University.

ELIZABETH B. MOYNIHAN,          Author and architectural historian; a trustee
Trustee (since 1999)            of the Freer Gallery of Art and Arthur M.
Age: 72                         Sackler Gallery (Smithsonian Institute),
                                Trustees Council of the National Building
                                Museum; a member of the Trustees Council, Preservation League of New York State.


1. The address of each Trustee and Officer is 6803 S. Tucson Way, Centennial, Colorado 80112-3924, except the address for the following Officers is 498 Seventh Avenue, New York 10018: Messrs. Zack and Molleur, and Ms. Feld.
2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.


34
OPPENHEIMER TRINITY VALUE FUND

KENNETH A. RANDALL,             A director of Dominion Resources, Inc. (electric
Trustee (since 1999)            utility holding company) and Prime Retail, Inc.
Age: 75                         (real estate investment trust); formerly a
                                director of Dominion Energy, Inc. (electric power and oil & gas producer), President and Chief Executive Officer of The Conference Board,
                                Inc. (international economic and business research) and a director of Lumbermens Mutual
                                Casualty Company, American Motorists Insurance
                                Company and American Manufacturers Mutual
                                Insurance Company.


EDWARD V. REGAN,                President, Baruch College, CUNY; a director of
Trustee (since 1999)            RBAsset (real estate manager); a director of
Age: 72                         OffitBank; formerly Trustee, Financial
                                Accounting Foundation (FASB and GASB), Senior
                                Fellow of Jerome Levy Economics Institute, Bard
                                College, Chairman of Municipal Assistance
                                Corporation for the City of New York, New York
                                State Comptroller and Trustee of New York State and Local Retirement Fund.


RUSSELL S. REYNOLDS, JR.,       Chairman (since 1993) of The Directorship Search
Trustee (since 1999)            Group, Inc. (corporate governance consulting and
Age: 70                         executive recruiting); a life trustee of
                                International House (non-profit educational organization), and a trustee (since 1996) of the Greenwich Historical Society.


CLAYTON K. YEUTTER,             Of Counsel (since 1993), Hogan & Hartson (a law
Trustee (since 1999)            firm). Other directorships: Caterpillar, Inc.
Age: 71                         (since 1993) and Weyerhaeuser Co. (since 1999).


================================================================================
INTERESTED TRUSTEE AND OFFICER

JOHN V. MURPHY,(3,4)            Chairman, Chief Executive Officer and director
President and Trustee           (since June 2001) and President (since September
(since October 2001)            2000) of the Manager; President and a director
Age: 53                         or trustee of other Oppenheimer funds; President
                                and a director (since July 2001) of Oppenheimer
                                Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership
                                Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder
                                Services, Inc. and of Shareholder Financial
                                Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since
                                July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager: OFI Institutional
                                Asset Management, Inc. and Centennial Asset
                                Management Corporation (since November 2001),
                                HarbourView Asset Management Corporation and OFI
                                Private Investments, Inc. (since July 2001);
                                President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                Asset Management, Inc.; a director (since
                                November 2001) of Trinity Investment Management
                                Corp. and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager); Executive
                                Vice President (since February 1997) of
                                Massachusetts Mutual Life Insurance Company (the
                                Manager's parent company); a director (since
                                June 1995) of DBL Acquisition Corporation;
                                formerly, Chief Operating Officer (September
                                2000 - June 2001) of the Manager; President and trustee (November 1999 - November 2001) of MML
                                Series Investment Fund and MassMutual
                                Institutional Funds (open-end investment companies); a director (September 1999 - August
                                2000) of C.M. Life Insurance Company; President,
                                Chief Executive Officer and director (September
                                1999 - August 2000) of MML


3. The address of Mr. Murphy is 498 Seventh Avenue, New York, New York 10018.
4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.


35
OPPENHEIMER TRINITY VALUE FUND

TRUSTEES AND OFFICERS  Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                 Bay State Life Insurance Company; a director
Continued                       (June 1989 - June 1998) of Emerald Isle Bancorp
                                and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp).


================================================================================
OFFICERS

BRIAN W. WIXTED,                Senior Vice President and Treasurer (since March
Treasurer (since 1999)          1999) of the Manager; Treasurer (since March
Age: 42                         1999) of HarbourView Asset Management
                                Corporation, Shareholder Services, Inc.,
                                Oppenheimer Real Asset Management Corporation,
                                Shareholder Financial Services,
                                Inc., Oppenheimer Partnership Holdings, Inc.,
                                OFI Private Investments, Inc. (since March
                                2000), OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (since May
                                2000) and OFI Institutional Asset Management,
                                Inc. (since November 2000) (offshore fund management subsidiaries of the Manager);
                                Treasurer and Chief Financial Officer (since May
                                2000) of Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant
                                Treasurer (since March 1999) of Oppenheimer
                                Acquisition Corp. and OppenheimerFunds Legacy
                                Program (since April 2000); formerly Principal and Chief Operating Officer (March 1995 - March
                                1999), Bankers Trust Company-Mutual Fund
                                Services Division. An officer of 89 portfolios in the OppenheimerFunds complex.


ROBERT G. ZACK, Secretary       Senior Vice President (since May 1985) and
(since 2001)                    General Counsel (since February 2002) of the
Age: 54                         Manager; General Counsel and a director (since
                                November 2001) of OppenheimerFunds Distributor,
                                Inc.; Senior Vice President and General Counsel
                                (since November 2001) of HarbourView Asset
                                Management Corporation; Vice President and a director (since November 2000) of Oppenheimer
                                Partnership Holdings, Inc.; Senior Vice
                                President, General Counsel and a director
                                (since November 2001) of Shareholder Services,
                                Inc., Shareholder Financial Services, Inc.,
                                OFI Private Investments, Inc., Oppenheimer
                                Trust Coompany and OFI Institutional Asset
                                Management, Inc.; General Counsel (since
                                November 2001) of Centennial Asset Management
                                Corporation; a director (since November 2001) of
                                Oppenheimer Real Asset Management, Inc.;
                                Assistant Secretary and a director (since
                                November 2001) of OppenheimerFunds International
                                Ltd., Vice President (since November 2001) of
                                OppenheimerFunds Legacy Program; Secretary
                                (since November 2001) of Oppenheimer Acquisition
                                Corp.; formerly Acting General Counsel (November
                                2001 - February 2002) and Associate General
                                Counsel (May 1981 - October 2001) of the
                                Manager; Assistant Secretary of Shareholder
                                Services, Inc. (May 1985 - November 2001),
                                Shareholder Financial Services, Inc. (November
                                1989 - November 2001); OppenheimerFunds
                                International Ltd. and Oppenheimer Millenium
                                Funds plc (October 1997 - November 2001). An officer of 89 portfolios in the OppenheimerFunds complex.


KATHERINE P. FELD, Assistant    Vice President and Senior Counsel (since July
Secretary (since 2001)          1999) of the Manager; Vice President (since June
Age: 44                         1990) of OppenheimerFunds Distributor, Inc.;
                                Director, Vice President and Secretary (since
                                June 1999) of Centennial Asset Management
                                Corporation; Vice President (since 1997) of Real
                                Asset Management, Inc.; formerly Vice President and Associate Counsel of the Manager (June 1990
                                - July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.



36
OPPENHEIMER TRINITY VALUE FUND

KATHLEEN T. IVES, Assistant     Vice President and Assistant Counsel (since June
Secretary (since 2001)          1998) of the Manager; Vice President (since
Age: 36                         1999) of OppenheimerFunds Distributor, Inc.;
                                Vice President and Assistant Secretary (since
                                1999) of Shareholder Services, Inc.; Assistant
                                Secretary (since December 2001) of
                                OppenheimerFunds Legacy Program and Shareholder
                                Financial Services, Inc.; formerly Assistant
                                Vice President and Assistant Counsel of the
                                Manager (August 1997 - June 1998); Assistant
                                Counsel of the Manager (August 1994 - August
                                1997). An officer of 85 other portfolios in the OppenheimerFunds complex.


DENIS R. MOLLEUR, Assistant     Vice President and Senior Counsel of the Manager
Secretary (since 2001)          (since July 1999); formerly a Vice President and
Age: 44                         Associate Counsel of the Manager (September 1995
                                - July 1999). An officer of 82 other portfolios in the OppenheimerFunds complex.


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

Each Trustee is a Trustee, Director or Managing General Partner of 31 other portfolios in the OppenheimerFunds complex, except as follows: Mr. Galli (41 portfolios) and Mr. Murphy (67 portfolios).
                                                                  -


37
OPPENHEIMER TRINITY VALUE FUND

OPPENHEIMER TRINITY VALUE FUND
--------------------------------------------------------------------------------



================================================================================
 INVESTMENT ADVISOR        OppenheimerFunds, Inc.

================================================================================
 SUB-ADVISOR               Trinity Investment Management Corporation

================================================================================
 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

================================================================================
 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT

================================================================================
 INDEPENDENT AUDITORS      KPMG LLP

================================================================================
 LEGAL COUNSEL             Mayer Brown Rowe & Maw

                           OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE, NEW YORK, NY 10018.


(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.


38
OPPENHEIMER TRINITY VALUE FUND

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
 GLOBAL EQUITY          Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund
---------------------------------------------------------------------------------------------------
 EQUITY                 STOCK                                 STOCK & BOND
                        Emerging Technologies Fund            Quest Opportunity Value Fund
                        Emerging Growth Fund                  Total Return Fund
                        Enterprise Fund                       Quest Balanced Value Fund
                        Discovery Fund                        Capital Income Fund
                        Main Street(R) Small Cap Fund         Multiple Strategies Fund
                        Small Cap Value Fund                  Disciplined Allocation Fund
                        MidCap Fund                           Convertible Securities Fund
                        Main Street(R) Opportunity Fund       SPECIALTY
                        Growth Fund                           Real Asset Fund(R)
                        Capital Appreciation Fund             Gold & Special Minerals Fund
                        Main Street(R) Growth & Income Fund   Tremont Market Neutral Fund, LLC(1)
                        Value Fund                            Tremont Opportunity Fund, LLC(1)
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
---------------------------------------------------------------------------------------------------
 INCOME                 TAXABLE                               ROCHESTER DIVISION
                        International Bond Fund               California Municipal Fund(3)
                        High Yield Fund                       New Jersey Municipal Fund(3)
                        Champion Income Fund                  New York Municipal Fund(3)
                        Strategic Income Fund                 Municipal Bond Fund
                        Bond Fund                             Intermediate Municipal Fund
                        Senior Floating Rate Fund             Rochester National Municipals
                        U.S. Government Trust                 Rochester Fund Municipals
                        Limited-Term Government Fund          Limited Term New York Municipal Fund
                        Capital Preservation Fund(2)          Pennsylvania Municipal Fund(3)
---------------------------------------------------------------------------------------------------
 SELECT MANAGERS        STOCK                                 STOCK & BOND
                        Mercury Advisors Focus Growth Fund    QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund(4)
                        Mercury Advisors S&P 500(R) Index Fund(2)
---------------------------------------------------------------------------------------------------
 MONEY MARKET(5)        Money Market Fund                     Cash Reserves


 1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
 2. Available only through qualified retirement plans.
 3. Available to investors only in certain states.
 4. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
 5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


39
OPPENHEIMER TRINITY VALUE FUND

PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service


40
OPPENHEIMER TRINITY VALUE FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.
o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.
o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.


--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 402(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL OPP (1.800.225.5677).



41
OPPENHEIMER TRINITY VALUE FUND

INFORMATION AND SERVICES

GET THIS REPORT ONLINE!
With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or pros-pectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll be able to quickly view, download and print them at your convenience.
Sign up today at WWW.OPPENHEIMERFUNDS.COM.

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
PHONELINK(1)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
TICKER SYMBOLS  Class A: OTRVX  Class B: OTVBX  Class C: OTVCX
                Class N: OTVNX  Class Y: OTVYX
--------------------------------------------------------------------------------




1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.




                                                               [GRAPHIC OMITTED]
                                                            OppenheimerFunds (R)
                                                               Distributor, Inc.

 RA381.001.0702  September 27, 2002